ALTEGRIS FIXED INCOME LONG SHORT FUND

Class A	Ticker: FXDAX
Class C	Ticker: FXDCX
Class I	Ticker: FXDIX
Class N	Ticker: FXDNX

(a series of Northern Lights Fund Trust)

Supplement dated August 26, 2014 to the Prospectus dated April 30, 2014

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Effective September 1, 2014, the maximum sales charge for the Class A shares has been lowered to 4.75%.

The following replaces the first paragraph and the table in the “Fees and Expenses of the Fund” portion of the “Fund Summary” section on page 1 of the Prospectus:

FEES AND EXPENSES OF THE FUND:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 30 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	ClassA	ClassC	ClassI	ClassN
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as apercentage of the value of your investment)	ClassA	ClassC	ClassI	ClassN
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	1.05%	1.05%	1.05%	1.05%
Interest and Dividends on Securities Sold Short	0.07%	0.07%	0.07%	0.07%
Remaining Other Expenses	0.98%	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses	3.05%	3.80%	2.80%	3.05%
Fee Waiver (1)	(0.74)%	(0.74)%	(0.74)%	(0.74)%
Total Annual Fund Operating ExpensesAfter Fee Waiver	2.31%	3.06%	2.06%	2.31%

 (1) The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until August 30, 2015, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser))  will not exceed 2.24%, 2.99% 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I, and Class N shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which the fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Fund’s adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$698	$1,306	$1,939	$3,630
C	$409	$1,093	$1,896	$3,989
I	$209	$798	$1,414	$3,075
N	$234	$873	$1,537	$3,313

You would pay the following expenses if you did not redeem your Class C Shares:

Class	1 Year	3 Years	5 Years	10 Years
C	$309	$1,093	$1,896	$3,989

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The section titled “How to Purchase Shares” on pages 30-31 is deleted and replaced with the following:

Share Classes

This Prospectus describes 4 classes of shares offered by the Fund: Class A, Class C, Class I, and Class N. Under this Prospectus, the Fund offers these 4 classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges and ongoing fees and minimum investment amounts. Class A charges a maximum sales load of 4.75%. Class C charges a maximum deferred charge of 1.00%. Class A can also charge a maximum deferred sales charge of 1.00% if you are exempt from any front end load on and your minimum investment of $1,000,0000 and shares purchased are redeemed within 18 months of purchase. Class A, Class C and Class N shares pay an annual distribution fee of up to 0.25%, 1.00%, and 0.25% respectively, of the Fund’s average daily net assets attributable to the Class for distribution expenses pursuant to a Plan under Rule 12b-1. Class I shares do not pay sales loads or 12b-1 fees. For information on ongoing distribution fees, see Distribution Fees on page 40 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The

Fund reserves the right to waive sales charges, as described below, and investment minimums. The Adviser also reserves the right to waive investment minimums. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The following sales charges, which may be waived in the Adviser's discretion, apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Chargeas a % ofAmountInvested	Dealer Reallowance
Under $25,000	4.75%	4.99%	4.50%
$25,000 to $49,999	4.00%	4.17%	3.75%
$50,000 to $99,999	3.50%	3.63%	3.25%
$100,000 to $249,999	2.50%	2.56%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and above	0.00%	0.00%	See below

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1,000,000 calculated as follows: 1.00% on purchases between $1,000,000 and $3,000,000, 0.50% on amounts over $3 million but less than $5,000,000, and 0.25% on amounts over $5,000,000. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. The Fund shall be reimbursed for any commissions retained by a broker-dealer.

As shown, investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase, in an amount equal to commissions paid on the shares redeemed.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated April 30, 2014 and Statement of Additional Information (“SAI”), dated April 30, 2014, as updated.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.